SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 25, 2017
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2017, Janna Minton notified the Board of Directors of Sally Beauty Holdings, Inc. (the “Company”) that she intends to retire from her position as Group Vice President, Chief Accounting Officer and Controller. Ms. Minton will continue in her current role while we conduct a thorough search for her replacement and will be available for any necessary ongoing support throughout the remainder of the fiscal year.

Item 5.07. Submission of Matters to a Vote of Security Holders

On January 26, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 143,563,902 and each share of common stock was entitled to one vote.  The holders of 136,749,582 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)                                  the election of nine directors to the Board of Directors to hold office until the 2018 Annual Meeting of Stockholders;

(ii)                               the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation;

(iii)                            the expression of the views of the stockholders on how frequently advisory votes on executive compensation, such as Proposal 2, will occur; and

(iv)                           the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

The voting results reported below are final.

Proposal 1 — Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2018 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Christian A. Brickman	132,619,965	1,514,263	2,615,354
Katherine Button Bell	132,684,758	1,449,470	2,615,354
Erin Nealy Cox	132,665,061	1,469,167	2,615,354

Marshall E. Eisenberg	132,537,076	1,597,152	2,615,354
David W. Gibbs	132,667,475	1,466,753	2,615,354
Robert R. McMaster	132,175,297	1,958,931	2,615,354
John A. Miller	132,569,484	1,564,744	2,615,354
Susan R. Mulder	132,685,317	1,448,911	2,615,354
Edward W. Rabin	132,827,058	1,307,170	2,615,354

Proposal 2 — Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis.  The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes

132,681,227	1,223,534	229,467	2,615,354

Proposal 3 — Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The stockholders indicated a preference that advisory votes on executive compensation, such as Proposal 2, occur every 1 year.  The results of the advisory vote were as follows:

1 year	2 years	3 years	Abstain	Broker Non- Votes

126,292,636	160,329	7,494,356	186,907	2,615,354

In accordance with the results of this vote, the Board of Directors determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on the compensation of executives, which is scheduled to occur at the 2023 annual meeting.

Proposal 4 — Ratification of Selection of Auditors

The Board of Director’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain

132,740,648	3,832,443	176,491

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 27, 2017	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, General Counsel and Secretary